LOAN AGREEMENT

     BY THIS AGREEMENT made and entered into as of the 5th day of May, 2005, GLOBAL AIRCRAFT SOLUTIONS, INC., FKA RENEGADE VENTURE CORPORATION, a Nevada corporation, whose address is P.O. Box 23009, Tucson, Arizona 85734-3009, WORLD JET CORPORATION, a Nevada corporation, whose address is P.O. Box 23009, Tucson, Arizona 85734-3009, and HAMILTON AEROSPACE TECHNOLOGIES, INC., a Delaware corporation, whose address is P.O. Box 23009, Tucson, Arizona 85734-3009 (collectively, "Borrower"), and **************************BANK, a banking corporation organized and existing under the laws of the State of Wisconsin ("Lender"), whose address is c/o Commercial Loan Department, , Phoenix, Arizona 85012, for and in consideration of the recitals and mutual promises contained herein, confirm and agree as follows:

SECTION 1.    RECITALS

     1.1 Borrower has applied to Lender for a line of credit in the amount of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00).

     1.2 Lender is willing to provide the loan upon the terms, conditions and provisions set forth herein.

SECTION 2.    DEFINITIONS

     As used herein, the following capitalized terms shall have the meanings specified below, unless the context otherwise requires.

     2.1 Accounts: All trade accounts, accounts receivable, or other rights to payment for goods sold or services rendered owing to Borrower, including any rights to payment under any rental or lease agreements for the rental or lease of equipment entered into in the ordinary course of Borrower's business. "Accounts" shall not include depository accounts of Borrower.

     2.2 Account Debtor: Any person or entity obligated on any of the Accounts.

     2.3 Advance: An individual disbursement under a Loan; disbursements are collectively called "Advances".

     2.4 Affiliate: Any person or entity (i) that directly or indirectly controls, or is controlled by, or is under common control with, Borrower; (ii) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of Borrower; (iii) five percent (5%) or more of the voting stock of which entity is directly or indirectly beneficially owned or held by Borrower or by a shareholder or member of Borrower; (iv) that is an officer, director or partner of Borrower; (v) of which another Affiliate is an officer, director or partner; or (vi) who is related by blood, adoption, or marriage to another Affiliate. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.

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     2.5 Borrower: Global Aircraft Solutions, Inc., fka Renegade Venture
Corporation, a Nevada corporation, World Jet Corporation, a Nevada corporation, and Hamilton Aerospace Technologies, Inc., a Delaware corporation.

     2.6 Borrowing Base: As defined in Section 3.4 hereof.

     2.7 Business Day: Any day other than a Saturday, Sunday or public holiday. In addition to the foregoing, any other day when commercial banks in Arizona are authorized or required to close shall not constitute a Business Day.

     2.8 Closing: The satisfaction of all of the conditions precedent set forth in Section 6 hereof and the consummation of all of the loan transactions contemplated by this Loan Agreement.

     2.9 Closing Date: The date, on or before May 15, 2005, on which the Closing occurs, or such later date as is approved by Lender in its sole discretion.

     2.10 Collateral: All property encumbered by the Security Documents as security for the Indebtedness and Obligations.

     2.11 Consolidated Group: Borrower and Johnstone Softmachine Corporation.

     2.12 Intentionally Omitted.

     2.13 Debt Subordination Agreements: As defined in Section 5.4 hereof.

     2.14 Eligible Accounts: As defined in Section 3.4 hereof.

     2.15 Eligible Inventory: As defined in Section 3.4 hereof.

     2.16 Environmental Law: Any federal, state or local statute, ordinance, or regulation pertaining to the environment, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"); the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901, et seq. ("RCRA"); the Arizona Environmental Quality Act, Title 49, Arizona Revised Statutes; any statute, ordinance or regulation pertaining to such matters in any other state or jurisdiction in which Borrower has any interest in real property or transacts any business; and all rules adopted and guidelines promulgated pursuant to all of the foregoing.

     2.17 ERISA: The Employee Retirement Income Security Act of 1974, as amended and as in effect from time to time.

     2.18 Event of Default: As defined in Section12.1 hereof.

     2.19 Facility: Any real property and improvements (i) owned or occupied by Borrower in the conduct of its business, or (ii) upon which any Collateral is located.

     2.20 Intentionally Omitted.

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     2.21 GAAP. Those generally accepted accounting principles and practices that are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date thereof so as to properly reflect the financial condition, and the results of operations and changes in the financial position, of Borrower.

     2.22 Guarantor: Intentionally omitted.

     2.23 Hazardous Substance: Includes:

          (a) those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, 49 U.S.C.
     Section 1801, et seq., and in the regulations promulgated pursuant thereto;

          (b) those substances defined as "hazardous substances" in A.R.S.
     Section 49-201 and in rules adopted or guidelines promulgated pursuant thereto;

          (c) those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302 and amendments thereto); and

          (d) all other substances, materials and wastes that are, or that become, regulated under, or that are classified as hazardous or toxic under, any Environmental Law.

     2.24 Indebtedness: The total outstanding indebtedness owed Lender by Borrower from time to time, including without limitation the indebtedness owing under or in connection with any Loan, including principal and interest accrued but not previously paid.

     2.25 Landlord Consent: An agreement in form acceptable to Lender, signed by the landlord of a Facility, subordinating all lien rights and other rights in the Collateral, to Lender, giving Lender notice of a default under the lease for the Facility, and giving Lender the right to enter the Facility and remove the Collateral.

     2.26 Lender: ************** Bank, a banking corporation organized and existing under the laws of the State of Wisconsin.

     2.27 Intentionally Omitted.

     2.28 Line of Credit: As defined in Section 3.1 hereof.

     2.29 Line of Credit Note: As defined in Section 3.2 hereof.

     2.30 Loan Documents. This Agreement, the Note, the Security Documents, and all other documents now or hereafter executed or delivered in connection with or in any way related to the Indebtedness, the Obligations, or any Loan.

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     2.31 Loan(s): The Line of Credit and any other loan now or hereafter extended to Borrower by Lender, severally and collectively.

     2.32 Intentionally Omitted.

     2.33 Material Adverse Effect: Any event or condition that either (i) would have a material adverse effect upon the validity, performance or enforceability of this Agreement, or any of the other Loan Documents, (ii) is material and adverse to a material portion of the Collateral, any Facility, the financial condition, credit or business operations or prospects of Borrower or Guarantor,
(iii) would materially impair the ability of Borrower or Guarantor to fulfill its obligations under this Agreement, or any of the other Loan Documents, or
(iv) causes an Event of Default or an event or condition that with notice or lapse of time or both, would become an Event of Default.

     2.34 Note(s): The Line of Credit Note and any notes executed in furtherance of any other Loan, severally and collectively.

     2.35 Obligations: Any and all of the representations, warranties, covenants and other obligations made or undertaken by Borrower in this Agreement, any Note or in any of the other Loan Documents.

     2.36 PBGC: The Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     2.37 Plan: Each pension, profit sharing, stock bonus, thrift, savings, and employee stock ownership plan established or maintained, or to which contributions have been made, by Borrower or any trade or business which together with the Borrower would be treated as a single employer under ERISA.

     2.38 Intentionally Omitted.

     2.39 Principal Indebtedness: The principal portion of the Indebtedness.

     2.40 Prohibited Liens/Approved Liens: "Prohibited Liens" are any liens, security interests or encumbrances against the Collateral except: (i) liens and security interests granted to Lender; (ii) other liens, security interests and encumbrances approved in writing by Lender, or those described in Schedule 2.40, attached, if any; and (iii) the lien of taxes and assessments not past due or delinquent. "Approved Liens" are those liens listed in items (i) through (iii) in the preceding sentence.

     2.41 Readvance: An individual disbursement under the Line of Credit that is made from available funds that were previously advanced and repaid by Borrower; such disbursements are collectively called "Readvances."

     2.42 Release: Any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping.

     2.43 Security Documents: The documents required by Section 6 of this Loan Agreement and any and all other documents or instruments now or hereafter executed by Borrower or any other party to secure the payment of the Indebtedness or the performance of the Obligations, or any portion thereof.

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SECTION 3.    LINE OF CREDIT

     3.1 Line of Credit. Subject to the conditions herein set forth, Lender agrees to loan to or for the benefit of Borrower, and Borrower agrees to draw upon and borrow, in the manner and upon the terms and conditions herein expressed, amounts that shall not exceed at any time the lesser of (i) the "Borrowing Base" or (ii) TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00) (the "Line of Credit").

     3.2 Line of Credit Note. The Line of Credit shall be evidenced by a Promissory Note (the "Line of Credit Note") of Borrower, executed and delivered simultaneously with the execution of this Agreement, in the amount of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00), payable to Lender upon the terms and conditions contained therein and herein. Borrower acknowledges and agrees that the interest rate contracted for in the Line of Credit Note includes the interest rate set forth therein and any other charges, fees, costs and expenses incident to the Line of Credit paid by Borrower to the extent that the same are deemed interest under applicable law.

     3.3 Readvances. On the Line of Credit, Advances may be made to Borrower, repaid by Borrower (subject to the limitations contained herein), and Readvances made to Borrower upon the same terms and conditions as are required for Advances hereunder, provided that Lender shall have no obligation to make any Advance or Readvance that would cause the outstanding principal balance of the Line of Credit to exceed the limitations of Section 3.1 hereof.

     3.4 Borrowing Base. The "Borrowing Base" shall mean an amount equal to the sum of (i) eighty percent (80%) of the outstanding amount of all Eligible Accounts, less all returns, discounts, credits, and offsets, and (ii) fifty percent (50%) of the net book value of all Eligible Inventory, provided, however, the total amount of Eligible Inventory which can serve in the Borrowing Base cannot exceed $1,000,000.00 at any one time, and no Eligible Inventory may be used in the Borrowing Base if it is or will be held in a Facility which is leased by Borrower if Lender does not have all Landlord Consents for such Facility which it requires. "Eligible Inventory" means the inventory owned by Borrower which is new and in good working condition, complete and ready for sale in the ordinary course of business, and which is not and may not be subject to any security interest, claim, lien or encumbrance which is or may become prior to the security interest of Lender. "Eligible Account" is an Account owing to Borrower that contains commercially reasonable selling terms or rental conditions and which is not otherwise excluded pursuant to subparagraphs 3.4(a) through (m) below. Unless otherwise agreed by Lender in writing, Eligible Accounts do not include the following:

          (a) Accounts on which the Account Debtor is an Affiliate.

          (b) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

          (c) Accounts on which the Account Debtor is not a resident of, or an entity domiciled in, the United States.

          (d) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

          (e) Accounts that are subject to a claim which has been asserted or is reasonably likely to be asserted for returns, discounts, credits, disputes, counterclaims or offsets.

          (f) Accounts with respect to which the goods have neither been shipped nor delivered, or the services have not been rendered, to the Account Debtor.

          (g) Accounts with respect to which Lender, in its reasonable discretion, deems the creditworthiness or financial condition of the Account Debtor to be such that the Account Debtor is unlikely to pay the Account.

          (h) Accounts of any Account Debtor who has filed, or has filed against it, a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency or debtor-in-relief acts; or who has had appointed a trustee, custodian or receiver for its assets; or who has made an assignment for the benefit of creditors; or who has become insolvent or who has failed generally to pay its debts (including its payrolls) as such debts become due.

          (i) Accounts with respect to which the Account Debtor is the United States government or any department or agency of the United States.

          (j) Accounts that have not been paid in full within ninety (90) days from the invoice date.

          (k) Accounts with respect to which the Account Debtor is a school district organized under the laws of the United States government or of any state, county or municipality.

          (l) Accounts where the performance of Borrower or the Account Debtor or the supply of materials from or being used by Borrower or the Account Debtor is bonded by Borrower in any manner.

          (m) That portion of any Account which is subject to retainages held pending performance, payment or correction of a defect.

     3.5 Advances. Lender shall make Advances of the Line of Credit to Borrower upon satisfaction of the conditions precedent set forth in Sections 6 and 7 hereof.

     3.6 Repayment. Borrower, from time to time, may repay the Line of Credit in whole or in part at any time, without penalty. Borrower shall repay to Lender, from time to time, within ten days after receipt of notice from Lender, an amount equal to any amount by which the outstanding principal balance of the Line of Credit, from time to time, exceeds the limits set forth in Section 3.1 above.

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     3.7 Termination. Unless renewed or extended by written notice from Lender to Borrower, Borrower's right to Advances of the Line of Credit shall terminate on April 30, 2006, and the entire outstanding principal balance, all accrued and unpaid interest, and all other sums payable in connection with the Line of Credit shall be due and payable on that date. The termination of the Line of Credit shall not impair Lender's liens and security interests in the Collateral, and those liens and security interests shall continue subject only to Approved Liens.

     3.8 Permitted Uses. The proceeds from the Line of Credit shall be used and shall only be used for the following purposes: (i) payment at the Closing Date in full of Lender's loan no. 10000 to Hamilton Aerospace Technologies, Inc., a Delaware corporation (and the parties agree Lender shall have no further obligations to advance funds under such Loan), (ii) payment at the Closing Date in full of all obligations of World Jet Corporation to Universal Lease & Finance Corporation which loan(s) Borrower represents and warrants to be the sole obligations of Borrower to such entity, and does/do not exceed $625,000.00,
(iii) training and retooling necessary to enable Hamilton Aerospace Technologies, Inc., a Delaware corporation to work on Boeing 757 jets, which amount Borrower represents and warrants does not need to exceed $400,000.00 to accomplish its purpose and will not exceed such amount, and (iv) working capital for Borrower.

SECTION 4.    GENERAL LOAN MATTERS

     4.1 Advances by Lender. Subject to the following sentence, Lender may make Advances in payment of insurance premiums, taxes, assessments, liens or encumbrances existing against property encumbered by the Security Documents, interest accrued and payable upon any Loan, and any charges and expenses that are the obligation of Borrower under this Agreement or any of the other Loan Documents to the extent necessary to preserve the Collateral or to cure any Event of Default. Lender shall have the right to act in accordance with the preceding sentence (i) at any time after an Event of Default; (ii) at any time before an Event of Default if Borrower has failed to make any necessary payment in a timely manner; and (iii) at any time if Lender reasonably believes that prompt action on Lender's part is necessary or appropriate to ensure payment of the amount in question, protection of the Collateral or protection of any right of Lender under the Loan Documents.

     4.2 Prior Performance. Although Lender shall have no obligation to make any Advance unless and until all of the requirements and conditions precedent set forth herein have been satisfied, Lender, at its sole discretion, may make Advances prior to that time without waiving or releasing any of the requirements or conditions precedent of this Agreement; Borrower shall continue to be strictly obligated to perform, and shall be subject to, all such requirements and conditions notwithstanding any such Advance, and Lender, at its sole discretion, may discontinue any further Advances, at any time until all of the requirements and conditions precedent have been strictly performed and satisfied.

     4.3 Right to Advances. Borrower shall have no right to any Advance other than to have the same disbursed by Lender in accordance with the disbursement provisions contained in this Agreement. Any assignment or transfer, voluntary or involuntary, of this Agreement or any right hereunder shall not be binding upon or in any way affect Lender without its written consent; Lender may make Advances under the provisions hereof, notwithstanding any such assignment or transfer.

     4.4 Loan Account. Lender may maintain on its books a record of account in which Lender may make entries for each Advance and such other debits and credits as shall be appropriate in connection with each Loan. Lender may provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

SECTION 5.    SECURITY; GUARANTEES, SUBORDINATIONS

     5.1 Collateral. Borrower shall cause the Indebtedness and Obligations to be secured by a valid and effectual Security Agreement granting Lender a first and prior security interest in all personal property in, to, or under which Borrower now has or hereafter acquires any right, title or interest, whether present, future, or contingent, subject only to the Approved Liens. Borrower shall cause any UCC financing statements to be filed and/or recorded and any other actions to be taken as required by Lender to fully perfect the liens and security interests of Lender. Borrower acknowledges and agrees that the Security Agreement executed by Hamilton Aerospace Technologies, Inc. in favor of Lender, and dated as of the 16th day of December, 2004, by its terms does, and shall be deemed to secure all Indebtedness and Obligations.

     5.2 Guarantees. Intentionally Omitted.

     5.3 Landlord Consents. Borrower shall obtain and provide Lender with a Landlord Consent in form and content satisfactory to Lender in its sole discretion from the owner of each Facility that is not owned by Borrower.

     5.4 Debt Subordination Agreements. Borrower shall obtain and provide Lender from time to time upon request with Debt Subordination Agreements ("Debt Subordination Agreements") in form and content acceptable to Lender in its sole discretion from Guarantor and, if requested by Lender, from each Affiliate, member or shareholder of Borrower, or other Borrower, that is or becomes a creditor of Borrower. The Debt Subordination Agreements shall (i) subordinate all debt to the Indebtedness and the Obligations, (ii) restrict payment of the subordinated debt in a manner satisfactory to Lender in its sole discretion, and
(iii) upon the occurrence of an Event of Default, require the junior creditor to standstill and accept no payments until all Indebtedness and Obligations are paid and satisfied in full.

SECTION 6.    CONDITIONS PRECEDENT FOR CLOSING AND ADVANCES

     The obligation of Lender to make the Loans, and each and every Advance, is subject to the following express conditions precedent, all of which shall have been satisfied prior to or at the Closing.

     6.1 Documents Required. Borrower shall have executed (or obtained the execution or issuing of) and delivered to Lender the following documents, all in form reasonably satisfactory to Lender:

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          (a) This Agreement;

          (b) The Line of Credit Note;

          (c)  The Security Documents;

          (d)  Such Landlord Consents as Lender shall require;

          (e)  The Debt Subordination Agreements; and

          (f)  All other Loan Documents required by Lender.

     6.2 Items Required. Borrower, at its expense, shall have obtained and delivered to Lender the following items, or Lender shall otherwise have acquired the same, all of which shall be in form and content satisfactory to Lender and shall be subject to approval in writing by Lender:

          (a) Evidence in the form of updated financial statements that there has been no material adverse change in the financial condition of Borrower or Guarantor since the information provided to Lender upon which Lender's approval of the Loans was based.

          (b) Copies of all lease agreements for each place of business of Borrower or any other place where any of the Collateral is located for which Borrower has a written or an oral lease.

          (c) Policies of insurance providing comprehensive general liability insurance with personal liability and property damage liability coverages in amounts acceptable to Lender that shall be in effect with respect to Borrower and shall name Lender as an additional insured and loss payee.

          (d) Copies of all policies providing "all risks" property insurance against loss or damage to the Collateral issued by insurance companies approved by Lender in an amount not less than the full insurable value on a replacement-cost basis with standard, without contribution, mortgagee's loss payable endorsements in favor of Lender.

          (e) Evidence of worker's compensation insurance coverage reasonably satisfactory to Lender.

          (f) A copy of the organizational documents of Borrower and Guarantor and all amendments thereto, together with evidence of good standing in the state of incorporation and evidence of qualification to do business and good standing in the State of Arizona (if Arizona is not the state of incorporation), together with proper corporate resolutions and certificates and such other documents as Lender may reasonably require relating to the existence and good standing of each such entity and the authority of any person executing documents on behalf of such entity.

          (g) Evidence that all taxes and assessments levied against or affecting any Facility have been paid current.

          (h) A Certification and Reconciliation of Borrowing Base in the form attached as Schedule 6.2(h) dated and current as of the Closing Date, or, if none is attached, in form acceptable to Lender in its sole discretion.

     6.3 UCC Searches. Lender shall have obtained UCC and other searches under the name of Borrower in such offices as Lender shall consider necessary, and the results of those searches shall be satisfactory to Lender.

     6.4 First Lien. Lender shall have obtained a valid and continuing first lien and security interest in all of the Collateral, free and clear of all Prohibited Liens, subject only to Approved Liens.

     6.5 Payment of Loan Fee. Lender shall have obtained payment of the loan fee referenced in Section 15 hereof.

     6.6 Representations and Warranties True. All representations and warranties by Borrower shall remain true and correct and all agreements that Borrower is to have performed or complied with by the date hereof shall have been performed or complied with.

     6.7 No Default. No Event of Default exists, and no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute an Event of Default.

     6.8 Appraisal. Lender shall have completed at the Closing such appraisals of the Collateral as Lender shall require and the results of the appraisal(s) shall be satisfactory to Lender.

     6.9 Examination. An examination of such of the Collateral as Lender may require shall have been performed by Lender, at Borrower's expense, prior to the Closing Date and the results of that examination shall be acceptable to Lender.

     6.10 Opinions of Counsel. Borrower, at its expense, shall have provided Lender with written opinions of counsel acceptable to Lender with respect to such matters as Lender may require.

SECTION 7.    ADDITIONAL CONDITIONS PRECEDENT FOR FUTURE ADVANCES

     The obligation of Lender to make any additional Advances on the Line of Credit shall be subject to the following additional conditions precedent, all of which shall have been satisfied and remain satisfied at the time of each such
Advance:

     7.1 Prior Conditions. All of the conditions precedent provided in Section 6 hereof shall have been and shall continue to be satisfied.

     7.2 Items Required. Borrower, at its expense, shall have obtained and delivered to Lender, in form and content reasonably satisfactory to Lender and subject to approval in writing by Lender, evidence that there has been no Material Adverse Effect in the financial condition of the Borrower since the information provided to Lender upon which Lender's approval of the Loans was based.

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


     7.3 Request for Advance. Lender shall have received a request for the Advance from Borrower specifying the date and amount of the requested Advance. Each Advance shall be conclusively deemed to be made at the request of and for the benefit of Borrower (i) when credited to any deposit account of Borrower maintained with Lender, or (ii) when advanced or made in accordance with the instructions of Borrower. Lender, at its option, may set a cut off time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

     7.4 Representations and Warranties True. All representations and warranties by Borrower shall remain true and correct and all agreements that Borrower is to have performed or complied with by the date of the requested Advance shall have been performed or complied with.

     7.5 No Default. No Event of Default exists, and no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute an Event of Default.

     7.6 Examination Satisfactory. The results of the most recent examination of Borrower's accounts receivable and other Collateral performed by Lender shall have been satisfactory to Lender in Lender's reasonable discretion.

     7.7 Required Documents: Borrower shall have provided to Lender within fifteen days after the first day of each calendar month after the Closing Date, or more frequently if required by Lender, a Certification and Reconciliation of Borrowing Base in the form attached as Schedule 6.2(h) dated and current as of the first day of each such month, or more frequently if required by Lender.

SECTION 8.    REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants to Lender as follows:

     8.1 Recitals True. The recitals and statements of intent appearing in this Agreement are true and correct.

     8.2 Duly Organized. Borrower is duly organized, validly existing and in good standing under the laws of the State of its formation, and is qualified to do business and is in good standing in the State of Arizona and in every other state in which it is doing business.

     8.3 Power and Authority. Borrower has full power and authority to own its properties and assets and to carry on its business as now being conducted.

     8.4 Fully Authorized. Borrower is fully authorized and permitted to enter into this Agreement and the other Loan Documents, to execute any and all documentation required herein, to borrow the amounts contemplated herein upon the terms set forth herein and to perform the terms of this Agreement and the other Loan Documents. This Agreement, the Notes and each of the other Loan Documents are valid and binding legal obligations of Borrower and each is enforceable in accordance with its terms.

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     8.5 Valid Liens. The liens, security interests, pledges and assignments created by the Security Documents will, when granted, be valid, effective, properly perfected (assuming the UCC-1 forms have been properly filed by Lender), and enforceable liens, security interests, pledges and assignments.

     8.6 No Breach or Default. The execution, delivery and performance by Borrower of this Agreement, the Notes, and the other Loan Documents will not conflict with or result in a default under: (i) any provision of the organizational documents of Borrower, (ii) any law or regulation applicable to Borrower, or (iii) the terms, conditions or provisions of any agreement or instrument under which Borrower is a party or is obligated. Borrower is not in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

     8.7 No Adverse Proceeding. To the best of Borrower's knowledge, no actions, suits or proceedings are pending or threatened against Borrower or Guarantor that could result in a Material Adverse Effect. To the best of Borrower's knowledge, neither Borrower nor Guarantor is in default with respect to any order, writ, injunction or decree, of any court, governmental department, commission, board, agency or official, which default could result in a Material Adverse Effect. To the best of Borrower's knowledge, there is no litigation pending or threatened against Borrower or Guarantor other than as described in
Schedule 8.7 attached.

     8.8 No Violation of Environmental Laws. To the best of Borrower's knowledge, (i) neither Borrower nor any Facility are in violation of any Environmental Law, and (ii) neither Borrower nor any Facility are subject to any existing, pending or threatened investigation by any federal, state or local governmental authority under or in connection with any Environmental Law. Borrower has not obtained as the result of the requirements of any Environmental Law, and to the best of Borrower's knowledge is not required by any Environmental Law to obtain, any permit or license to construct or use any improvements, fixtures or equipment that are a part of, or are located on, any Facility or to operate any business that is being conducted or intended to be conducted on any Facility. Borrower has not caused or permitted the Release of, and has no knowledge of the Release or presence of, any Hazardous Substance on any Facility, except in accordance with all Environmental Laws, or the migration of any Hazardous Substance, except in accordance with all Environmental Laws, from or to any other property adjacent to, or in the vicinity of, any Facility. Borrower's prior and present use of each Facility has not resulted in, and its future use of each Facility will not result in, the Release of any Hazardous Substance on the Facility, except in accordance with all Environmental Laws.

     8.9 Financial Statements Correct. All financial statements, profit and loss statements, statements as to ownership and other statements or reports previously or hereafter given to Lender by or on behalf of Borrower are and shall be true, complete and correct as of the date thereof. There has been no change since the latest financial statements of Borrower given to Lender that could have a Material Adverse Effect.

     8.10 Tax Returns Filed. Borrower has properly prepared, executed and filed (unless an extension of time has been granted by the proper authorities) all federal, state and local tax returns required by law and has paid all of its current obligations before delinquent, including all federal, state and local taxes and all other payments required under federal, state or local law.

     8.11 No Margin Security. Borrower does not own any "margin security" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System except amounts thereof that do not and will not in the aggregate constitute a substantial part of Borrower's assets.

     8.12 ERISA Compliance. Borrower is in compliance in all material respects with all applicable provision of ERISA. Neither a "reportable event" as defined in ERISA nor a "prohibited transaction" as set forth in ERISA or in the Internal Revenue Code has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstances exist that constitute grounds under ERISA entitling PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. Borrower is not a party to, and has no employees who are covered by, a multi-employer pension or benefit plan. Borrower has met its minimum funding requirements under ERISA with respect to each Plan and the present value of all vested benefits under each Plan did not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of ERISA for calculating the potential liability of Borrower to the PBGC or the Plan under ERISA. Borrower has not incurred any liability to the PBGC under ERISA.

     8.13 Affirmation. Each request by Borrower for an Advance shall constitute an affirmation on the part of Borrower that the representations and warranties contained herein are true and correct as of the time of such request and that the conditions precedent for the same have been satisfied. All representations and warranties made herein shall survive the execution of this Agreement, all Advances and the execution and delivery of all other Loan Documents, so long as Lender has any commitment to lend to Borrower hereunder and until the Indebtedness has been fully paid and all of the Obligations have been fully performed.

     8.14 Guarantees Binding. Each guarantee referred to in Paragraph 5.2 hereof constitutes a legal, valid and binding obligation of Guarantor according to the terms thereof.

SECTION 9.    AFFIRMATIVE COVENANTS

     So long as Lender has any commitment to lend to Borrower hereunder and until the Indebtedness as been fully paid and all of the Obligations have been fully performed:

     9.1 No Changes in Documents. Borrower shall maintain its existence with no material amendments or changes in its organizational documents which would adversely affect the Collateral, Lender's rights under the Loan Documents or security interest in Collateral or the ability of Borrower to perform its obligations under the Loan Documents without the prior written approval of the Lender, not to be unreasonably held or delayed. Borrower may change its name with prior written notice delivered to Lender at least five (5) business days prior to the change.

     9.2 Maintain Business. Borrower shall maintain in full force and effect all agreements, rights and licenses necessary to carry out its business, and shall keep all of its properties in good condition and repair and shall make all needed and proper repairs and improvements to its properties in order to properly conduct its business.

     9.3 Comply With Laws. Borrower will comply in all material respects with all applicable laws, including without limitation, all applicable Environmental Laws. Borrower will not, and will not permit any third party to, use, generate, manufacture, produce, store, or Release on, under or about any Facility, or transfer to or from any Facility, any Hazardous Substance except in compliance with all applicable Environmental Laws.

     9.4 Maintain Insurance. Borrower shall maintain in full force and effect at all times all insurance coverages required as a condition of the Loans or required under the terms of the Loan Documents.

     9.5 Loan Payments. Borrower shall make all payments of interest and principal on the Loans and shall keep and comply with all terms, conditions and provisions of the Loan Documents.

     9.6 Statements and Reports. Borrower shall maintain a standard, modern system of accounting that reflects the application of generally accepted accounting principles, consistently applied, and Borrower shall furnish to Lender the following:

          (a) Within one hundred twenty (120) days after the end of each fiscal year of Borrower, the 10-KSB statement for the Consolidated Group for that fiscal year, prepared in accordance with GAAP, reviewed by an independent certified public accountant selected by Borrower who is acceptable to Lender in its reasonable judgment.

          (b) Within forty-five (45) days after the end of each fiscal month of Borrower, the financial statement for the Consolidated Group, prepared in accordance with GAAP and on a basis consistent with the year-end financial statements for the Consolidated Group, certified as true and correct by the principal financial officer(s) of Borrower.

          (c) With each statement submitted under subparagraphs (a) and (b) above, a certificate signed by Borrower and by the principal financial officer(s) of Borrower stating, to the best of their knowledge, that no Event of Default exists, and no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute an Event of Default.

          (d) On the fifteenth day of each calendar month, or more frequently if required by Lender, a Certification and Reconciliation of Borrowing Base in the form attached as Schedule 6.2(h), or, if none is attached, in form acceptable to Lender in its sole discretion.

          (e) Within fifteen (15) days after the end of each calendar month, (i) a current aged listing of Borrower's accounts receivable, (ii) a then current schedule of all equipment, including all equipment held for rental to customers in the ordinary course of business, (iii) every six (6) months, a depreciation schedule, and (iv) a current aged listing of Borrower's accounts payable.

          (f) A statement of litigation matters involving Borrower that could cause a Material Adverse Effect, such statement to be furnished within fifteen (15) days after date of service of such litigation or the occurrence of any such change.

          (g) Annually, as filed, a complete copy, including all schedules, of the federal income tax returns for Borrower.

          (h) Annually, as filed, a complete copy, including all schedules, of the federal income tax returns of Guarantor.

          (i) Within ninety (90) days after the end of each fiscal year of Borrower, or more often at Lender's request, financial statements, prepared on forms provided by or acceptable to Lender, for Guarantor.

          (j) Promptly, from time to time, such other information regarding the operations, business affairs and financial condition of Borrower and Guarantor as Lender may reasonably request.

     9.7 Records. Borrower shall maintain, in a safe place, proper and accurate books, ledgers, correspondence and other records relating to its operations and business affairs. Lender, during normal business hours after reasonable prior telephonic notice, shall have the right from time to time to examine and audit and to make abstracts from and photocopies of Borrower's books, ledgers, correspondence and other records.

     9.8 Accounts Receivable and Collateral Examination. Lender shall have the right to perform an examination of Borrower's accounts receivable and of any other Collateral at any reasonable time during normal business hours and upon reasonable prior notice to Borrower.

     9.9 Maintain Insurance. Borrower shall at all times maintain public liability, property damage and worker's compensation insurance in amounts and with coverages satisfactory to Lender, with loss payable endorsements or additional insured endorsements in favor of Lender as appropriate. Any proceeds from such insurance policies shall be applied in the manner set forth in the Security Documents and the other Loan Documents.

     9.10 No Margin Security. Borrower shall not use any proceeds of the Loans, or any proceeds of any other or future loan from Lender to Borrower, directly or indirectly, to purchase or carry any "margin security" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System or to reduce or retire any indebtedness undertaken for such purposes within the meaning of said Regulation U, and will not use such proceeds in a manner that would cause Borrower to be in violation of Regulation G, T, or X of such Board, nor use such proceeds for any purpose not permitted by Section 7 of the Securities Exchange Act of 1934, as amended, or any of the rules or regulations respecting the extensions of credit promulgated thereunder.

     9.11 Pay Obligations. Borrower shall pay all of its current obligations before they become delinquent, including all federal, state and local taxes, assessments, levies and governmental charges and all other payments required under any federal, state or local law; provided, however, that Borrower may contest any such taxes, assessments, levies, charges or payments if such contest is pursuant to established procedures, the tax is paid prior to contest if required by law, Borrower provides such bonds or other security as may be reasonably required by Lender, and upon a final adverse determination Borrower pays such taxes, assessments, levies, charges or payments, along with any penalties, as are required in a prompt manner.

     9.12 Checking Account Analysis. Upon the analysis each quarter by Lender of Borrower's checking account with Lender, if any, Borrower shall promptly pay all charges for services utilized by Borrower that are not offset by credits given by Lender for balances maintained in that account.

     9.13 Further Assurance. Borrower shall execute and deliver such additional documents and do such other acts as Lender may reasonably require in connection with the Loans.

SECTION 10.   NEGATIVE COVENANTS

     Borrower covenants and agrees that so long as Lender has any commitment to lend to Borrower hereunder and until the Indebtedness as been fully paid and all of the Obligations have been fully performed, Borrower shall not, without receiving the prior written consent of Lender:

     10.1 Incur Debt. Become or remain obligated either directly or as a guarantor or surety for any indebtedness for borrowed money or for any indebtedness incurred in connection with the acquisition of any property, real or personal, tangible or intangible, except:

          (a) Indebtedness to Lender; and

          (b) Unsecured trade, utility or non-extraordinary accounts payable arising in the ordinary course of its business.

     10.2 Transfer Collateral; Incur Liens. Assign, transfer or convey any of its right, title and interest in any Collateral, other than in the ordinary course of business and for fair consideration; create or suffer to be created any mortgage, pledge, security interest, encumbrance or other lien on any Collateral (except for Permitted Liens); or create or suffer to be created any mortgage, pledge, security interest, encumbrance or other lien on any other property or assets which it now owns or hereafter acquires.

     10.3 Loans, Investments, etc. Make any loan, advance, extension of credit, or gift to, or, without the prior written consent of Lender, which consent may not be unreasonably withheld or delayed, any investment in or any acquisition of any person or entity, except for (i) the purchase of United States government bonds and obligations, (ii) extensions of credit to customers in the ordinary course of business, (iii) the purchase of bank certificates of deposits and prime rated commercial paper having a maturity not exceeding one year, (iv) deposits in demand and savings accounts at banks, and (v) loans and advances to employees and agents in the ordinary course of business for travel and entertainment expenses and similar items.

     10.4 Dissolution; Management Change. Dissolve or liquidate, or merge or consolidate with or into any other entity; turn over the management or operation of its property, assets or business to any other person, firm or corporation.

     10.5 Fiscal Year. Change the times of commencement or termination of its fiscal year or other accounting periods; or change its methods of accounting other than to conform to GAAP.

     10.6 Tangible Net Worth Covenant. For the Consolidated Group permit tangible net worth to be less than $5,000,000.00 at any time. The foregoing covenant shall be measured quarterly, as of the end of each calendar quarter. All computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with GAAP and shall be certified as true and correct by Borrower.

     10.7 Intentionally Omitted

     10.8 Dividends. Purchase, redeem, retire or otherwise acquire for value any shares of its capital stock or member interests or declare or pay any dividend on, or make any other distribution with respect to, whether by reduction of capital or otherwise, any shares of its capital stock or member interests, except, if Borrower is a Chapter S corporation or a limited liability company, Borrower, as applicable, may pay dividends or make distributions that do not exceed the amount necessary to enable each shareholder or member to pay his or her pro rata share of taxes created as a result of that company's profits.

     All financial terms used in this Paragraph shall have the meanings accorded them under generally accepted accounting principles, unless otherwise defined herein. All computations made to determine compliance with the requirements contained in this Section shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and shall be certified as true and correct by Borrower.

SECTION 11.   WAIVER

     11.1 Notice Waivers. Borrower waives presentment, demand, protest and notices of protest, nonpayment, partial payment and all other notices and formalities except as expressly called for in this Agreement. Borrower consents to and waives notice of: (i) the granting of indulgences or extensions of time of payment, (ii) the taking or releasing of security, and (iii) the addition or release of persons who may be or become primarily or secondarily liable on or with respect to the Indebtedness or any part thereof, and all in such manner and at such time as Lender may deem advisable.

     11.2 Waiver of Defenses. Each entity comprising Borrower waives and agrees not to assert: (a) any right to require Lender to proceed against any other entity comprising Borrower or Guarantor, to proceed against or exhaust any security for the Indebtedness, to pursue any other remedy available to Lender, or to pursue any remedy in any particular order or manner; (b) the benefit of any statute of limitations affecting such entity's liability hereunder or under any other Loan Document or the enforcement hereof or thereof; (c) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand, and nonpayment, except as provided herein and in the Notes; (d) notice of the existence, creation or incurring of new or additional indebtedness of Borrower to Lender; (e) the benefits of any statutory provision limiting the liability of a surety, including without limitation the provisions of A.R.S. Sections 12-1641, et seq.; and (f) any defense arising by reason of any disability or other defense of any other entity comprising Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the liability of Borrower for the Indebtedness. Each entity comprising

Borrower hereby expressly consents to any impairment of Collateral, including, but not limited to, failure to perfect a security interest and release Collateral and any such impairment or release shall not affect such entity's obligations hereunder.

     11.3 No Waivers By Lender. No delay or omission by Lender in exercising any right, power or remedy hereunder, and no indulgence given to Borrower, with respect to any term, condition or provision set forth herein, shall impair any right, power or remedy of Lender under this Agreement or any other Loan Document, or be construed as a waiver by Lender of, or acquiescence in, any Event of Default. Likewise, no such delay, omission or indulgence by Lender shall be construed as a variation or waiver of any of the terms, conditions or provisions of this Agreement or any other Loan Document. Any actual waiver by Lender of any Event of Default shall not be a waiver of any other prior or subsequent Event of Default or of the same Event of Default after notice to Borrower demanding strict performance.

SECTION 12.   DEFAULT

     12.1 Events of Default. The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Agreement:

          (a) Any failure to pay any interest or principal or any other part of the Indebtedness within five (5) days after the same becomes due and payable subject to any applicable cure periods.

          (b) Any warranty, representation or statement contained in this Agreement, in any of the Notes, in any other Loan Document, or made or furnished to Lender by or on behalf of Borrower or Guarantor that shall be or shall prove to have been materially false or misleading as of the time made or furnished.

          (c) The filing by Borrower or Guarantor of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect; or the entry of an order for relief under such laws with respect to Borrower or Guarantor.

          (d) The commencement of any proceeding described in Subparagraph (c) above against Borrower or Guarantor unless dismissal of such proceeding is promptly sought and diligently prosecuted and such proceeding is in fact dismissed within forty-five (45) days from the date of such commencement; the acquiescence by Borrower or Guarantor to such proceedings; or the appointment of a receiver, trustee, custodian or conservator for all or any part of the assets of Borrower or Guarantor.

          (e) The insolvency of Borrower or Guarantor; the execution by Borrower or Guarantor of an assignment of a material portion of its assets for the benefit of creditors; or the convening by Borrower or Guarantor of a meeting of its creditors, or any class thereof, for purposes of affecting a moratorium upon or extension or composition of its debts; or the failure of Borrower or Guarantor to pay any of its material debts as they mature; or if Borrower or Guarantor is generally not paying any of its material debts as they mature.

          (f) The admission in writing by Borrower or Guarantor that it is unable to pay its debts as they mature or that it is generally not paying its debts as they mature.

          (g) The liquidation, death, incompetency, termination or dissolution of Borrower or Guarantor.

          (h) Any levy or execution upon, or judicial seizure of, any material portion of the Collateral.

          (i) Any garnishment or attachment of any material portion of the Collateral that is not released, bonded or stayed to the satisfaction of Lender within twenty (20) days after the institution thereof.

          (j) The existence or the filing of any Prohibited Lien that is not removed, released, bonded or stayed to the satisfaction of Lender within twenty (20) days after the later of its creation or Borrower's receipt of actual notice thereof, except any Prohibited Lien the validity of which Borrower is actively contesting in good faith by appropriate proceedings and for which Borrower has furnished to Lender a cash deposit or other security in an amount and form satisfactory to Lender against the sale or forfeiture of the Collateral that is the subject of the Prohibited Lien.

          (k) The entry of any judgment, decree, order or any other type of adverse ruling against Borrower that may have a Material Adverse Effect on Borrower unless within fifteen (15) days thereafter, Borrower posts a supercedeas Bond in an amount with an insurer acceptable to Lender, provided the acts taken by Borrower in connection with obtaining such bond do not otherwise cause an Event of Default or constitute an event or condition which with the giving of notice or the lapse of time or both would result in an Event of Default.

          (l) The abandonment by Borrower of all or any material part of its property, assets, or the Collateral.

          (m) The loss, theft or destruction of, or any substantial damage to, any material part of the property or assets of Borrower, or any material portion of the Collateral, that is not adequately covered by insurance.

          (n) Intentionally Omitted.

          (o) The issuance of any order or decree enjoining or prohibiting Borrower or Lender or any of them from performing under this Agreement, which order or decree is not vacated within fifteen (15) days after the granting thereof.

          (p) Any failure or neglect to perform or observe any of the terms, provisions, conditions or covenants of this Agreement, any of the Notes, or any other Loan Document, or the occurrence of any default under any of the Notes, any of the Security Documents, or any of the other Loan Documents, other than those referred to in the foregoing provisions of this Section 12.1, and such failure or neglect either (i) cannot be remedied, or (ii) can be remedied but it continues unremedied for a period of thirty (30) days after notice thereof to Borrower.

          (q) Intentionally Omitted.

          (r) The occurrence of any default or any event, which with the passage of time, the giving of notice, or both, could lead to a material default under any other contract, loan, obligation or agreement of any kind whatsoever to which Borrower or Guarantor is liable to Lender, as principal, guarantor or otherwise.

          (s) The occurrence of any change in the financial condition of Borrower that Lender, in its reasonable business judgment, deems to have a Material Adverse Effect.

          (t) Intentionally Omitted.

     12.2 Remedies. Upon the occurrence of any Event of Default, and at any time thereafter while such Event of Default is continuing, Lender may do one or more of the following:

          (a) Cease making Advances and declare the entire amount of the Loans and the rest of the Indebtedness immediately due and payable, without notice or demand.

          (b) Proceed to protect and enforce its rights and remedies under this Agreement, the Notes, all Security Documents, and all other Loan Documents.

          (c) Avail itself of any other relief to which Lender may be legally or equitably entitled.

     12.3 Payment of Costs. Borrower shall pay all reasonable costs and expenses including, without limitation, costs of title searches and title policy commitments, court costs and reasonable attorneys' fees incurred in enforcing payment of the Indebtedness and performance of the Obligations or in exercising the rights and remedies of Lender hereunder. All such costs and expenses shall be secured by all Security Documents. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained.

     12.4 Right to Pay and Perform. If Borrower shall fail to pay any amount as required herein or in any of the other Loan Documents, to satisfy any requirement hereof or of any of the other Loan Documents, or to perform otherwise as required herein or in any of the other Loan Documents, Lender may advance the money necessary to pay the same, to satisfy such requirements or to so perform.

     12.5 No Prejudice to Lender. No failure on the part of Lender to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Lender in exercising any such rights shall be construed to preclude it from the exercise thereof at any time during the continuance of that Event of Default. Lender may enforce any one or more remedies or rights hereunder successively or concurrently. By accepting payment of any of the Indebtedness or performance of any of the Obligations after its due date, Lender shall not thereby waive the agreement contained herein that time is of the essence, nor shall Lender waive either its right to require prompt payment when due of the remainder of the Indebtedness or performance when due of the remainder of the Obligations or its right to consider the failure to so pay or perform an Event of Default.

SECTION 13.   ACTION UPON AGREEMENT

     13.1 No Third Party Beneficiaries. This Agreement is made for the sole protection and benefit of the parties hereto and no other person or organization shall have any right of action hereon or be a third party beneficiary hereof.

     13.2 Entire Agreement. This Agreement embodies the entire Agreement of the parties with regard to the subject matter hereof. There are no representations, promises, warranties, understandings or agreements expressed or implied, oral or otherwise, in relation thereto, except those expressly referred to or set forth herein. Borrower acknowledges that the execution and delivery of this Agreement is its free and voluntary act and deed, and that said execution and delivery have not been induced by, nor done in reliance upon, any representations, promises, warranties, understandings or agreements made by Lender, its agents, officers, employees or representatives.

     13.3 Changes in Writing. No promise, representation, warranty or agreement made subsequent to the execution and delivery of this Agreement by either party hereto, and no revocation, partial or otherwise, or change, amendment or addition to, or alteration or modification of, this Agreement shall be valid unless the same shall be in writing signed by all parties hereto.

     13.4 Separate Entities. Lender and Borrower each have separate and independent rights and obligations under this Agreement. Nothing contained herein shall be construed as creating, forming or constituting any partnership, joint venture, merger or consolidation of Borrower and Lender for any purpose or in any respect.

SECTION 14.   GENERAL

     14.1 Agreement to Continue. This Agreement, and the representations, warranties, and covenants contained herein shall survive the making of the Loans and the Closing, and shall remain in full force and effect until the Indebtedness as been fully paid and all of the Obligations have been fully performed.

     14.2 Rights to Protect Lender. All rights, powers and remedies granted Lender herein, or otherwise available to Lender, are for the sole benefit and protection of Lender, and Lender may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if, under the terms hereof, Lender is given two or more alternative courses of action, Lender may elect any alternative or combination of alternatives, at its option and in its sole and absolute discretion. All monies advanced by Lender under the terms hereof and all amounts paid, suffered or incurred by Lender in exercising any authority granted herein, including reasonable attorneys' fees, shall be secured by the Security Documents, shall bear interest at the highest rate payable on any of the Indebtedness until paid, and shall be due and payable by Borrower to Lender immediately without demand.

     14.3 Indemnity. Borrower shall and hereby does indemnify and hold Lender harmless from and against all claims, costs, expenses, actions, suits, proceedings, losses, damages and liabilities of any kind whatsoever, including but not limited to attorneys' fees and expenses, arising out of any matter relating, directly or indirectly, to the Loans, whether resulting from internal disputes of Borrower, disputes between Borrower and Guarantor, or whether involving other third persons or entities, or out of any other matter whatsoever related to this Agreement, the other Loan Documents, any Facility, or any Collateral, including but not limited to (i) any use, generation, manufacture, production, storage, Release, threatened Release, or presence of a Hazardous Substance; (ii) any violation or claim of violation of any Environmental Law; or
(iii) any breach of any of the warranties, representations and covenants contained herein, but excluding any claim or liability which arises as the direct result of the gross negligence or willful misconduct of Lender. This indemnity provision shall continue in full force and effect and shall survive not only the making of the Loans and all Advances but shall also survive the payment of the Indebtedness and the performance of the Obligations.

     14.4 Joint and Several; Context. If Borrower consists of more than one person or entity their liability shall be joint and several. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used. References herein to Borrower shall mean each entity comprising Borrower individually and all entities comprising Borrower collectively. References herein to Guarantor shall mean each entity comprising Guarantor individually and all entities comprising Guarantor collectively.

     14.5 Time of the Essence. Time is expressly made of the essence of this Agreement.

     14.6 Notices. All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by delivery service or by electronic transmission. Any notice directed to a party to this Agreement shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or (iii) if given by certified or registered United States mail, seventy-two (72) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of the party shown below or such other address within the continental United States as that party, from time to time, may specify by notice to the other parties:

         Borrower:                     c/o Hamilton Aerospace Technologies, Inc.
                                       P.O. Box 23009
                                        Tucson, Arizona 85734-3009
                                       Attention: Gordon Hamilton

         with a copy to:               James Fry, Esq.
                                       World Jet Corporation
                                       6900 S. Park Avenue
                                       Tucson, Arizona 85706

         Lender:                       **********************

                                       Phoenix, Arizona 85012-1647
                                       Attention:

         with a copy to:               Quarles & Brady Streich Lang LLP
                                       One Renaissance Square
                                       Two North Central Avenue
                                       Phoenix, Arizona  85004
                                       Attention:  Peter A. Terry, Esq.

     14.7 Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their successors and assigns.

     14.8 Headings. The headings or captions of sections and paragraphs in this Agreement are for convenience and reference only, do not define, control or limit the provisions of such sections or paragraphs, and shall not affect the interpretation of this Agreement.

SECTION 15.   LOAN FEE

     15.1 Lender has earned and Borrower shall pay to Lender upon the execution of this Agreement a non-refundable loan fee in the amount of $17,500.00.

     IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                            GLOBAL AIRCRAFT SOLUTIONS, INC.,
                                            FKA RENEGADE VENTURE
                                            CORPORATION, a Nevada corporation

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________



                                            WORLD JET CORPORATION,
                                            a Nevada corporation

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                            HAMILTON  AEROSPACE TECHNOLOGIES,
                                            INC., a Delaware orporation

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                                                        BORROWER


                                            **************************** BANK,
                                            a banking corporation organized and
                                            existing under the laws of the State
                                            of Wisconsin

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                                                         LENDER

List of Schedules:


     2.40                Approved Liens

     6.2(h)              Certification and Reconciliation of Borrowing Base

     8.7                 Pending or Threatened Litigation Affecting Borrower or
                         Guarantor

                                  SCHEDULE 2.40

                                 Approved Liens

     None

                                 SCHEDULE 6.2(h)

               Certification and Reconciliation of Borrowing Base

                                  Schedule 8.7
                        Pending or Threatened Litigation


GLOBAL AIRCRAFT SOLUTIONS, INC.
-------------------------------

On June 29, 2004, the Company initiated a lawsuit against Corwin Foster and Jane Doe Foster, husband and wife, and Seajay Holdings, LLC a Michigan Limited Liability Company (the "Defendants") in the United States District Court for the District of Arizona requesting entry of a judgment for the return of 1,500,000 shares of common stock. Global and HAT have asserted claims that Corwin Foster (who is the sole shareholder and president of Seajay Holdings) and Seajay Holdings acquired 1,500,000 shares of common stock of Global as part of a Stock Exchange Agreement without consideration for the receipt of such common stock. The Company is pursuing the return of these shares. This lawsuit emanates from a stock exchange agreement of April 2002 whereby Old Mission Assessment ("OMAC") agreed to provide HAT financing and capital for its newly established business. OMAC and its officers Corwin Foster and others, entered into two debenture related agreements on April 15, 2002 whereby OMAC agreed to pay to HAT the sum of $1,500,000.00 under each debenture agreement on or before July 15, 2002. In consideration of this agreement HAT agreed to provide to various investing parties, including Corwin Foster's entity Seajay Holdings, shares of stock of HAT. On May 2, 2002, Global acquired HAT in a stock exchange thereby entitling the investing parties, including Corwin Foster's entity Seajay Holdings, to Global stock in consideration for the $3,000,000.00 investment. Seajay Holdings acquired 1,500,000 shares of common stock of Global pursuant to this transaction. Although Global stock was issued to the investors, including Corwin Foster's entity Seajay Holdings, HAT/Global only received $400,535.00 of the agreed upon $3,000,000.00 to be paid pursuant to the debenture agreements. Since payment in full was never received by Global for the shares of common stock issued as consideration for the debenture agreements, Global was able to secure the return of all common stock issued in connection with the debenture agreements except the 1,500,000 shares of common stock issued to Corwin Foster's entity Seajay Holdings. Global has agreed to return the $400,535.00 of the agreed upon $3,000,000.00 received pursuant to the debenture agreements. This sum was released from escrow and paid to United Pay Phone, an investor in OMAC, pursuant to an agreed upon order of court.

Although Global has made repeated demands upon Corwin Foster and Seajay Holdings to return the 1,500,000 shares of common stock, Corwin Foster and Seajay Holdings have failed and refused to return such stock. As a consequence of Corwin Foster's and Seajay Holdings failure to return the common stock received, Global initiated legal proceedings for damages in the amount of no less than $1,000,000.00 plus interest and fees; the return of the 1,500,000 shares of common stock; and punitive damages in the amount of $10,000,000.00.

HAMILTON AEROSPACE TECHNOLOGIES, INC. ("HAT")
---------------------------------------------

On April 8, 2005, HAT mailed a demand letter to Aero Micronesia demanding immediate payment of $184,684.64 for delinquent invoicing. Aero Micronesia has failed to respond to this demand letter and HAT will be initiating legal proceedings to obtain judgment and request a provisional remedy to attach assets of the debtor.

WORLD JET CORPORATION
---------------------

World Jet is not involved in any legal proceedings.